Prospectus supplement	August 23, 2011

PUTNAM VT RESEARCH FUND Prospectuses dated April 30, 2011

The sub-section Your fund's management in the section Fund summary or Fund summaries and the section Who oversees and manages the fund? or Who oversees and manages the funds? are supplemented to reflect that the fund’s portfolio managers are now Aaron Cooper, Kelsey Chen, Steven Curbow, George Gianarikas, Ferat Ongoren, Walter Scully and Michael Yogg.

Mr. Cooper joined the fund as Director of Global Equity Research in July 2011. Before July 2011, he was employed by Fidelity Investments as a Managing Director of Research (2007-2011), and previously as an Analyst (2003-2007). Additional information regarding the other portfolio managers, including their business experience during the past five years, is set forth in the prospectus.

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PUTNAM INVESTMENTS